UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2019

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Kaman Corporation (the “Company”), the Company’s shareholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (as in effect prior to the amendment, the “Initial Restated Certificate”, and as amended, the “Amended Restated Certificate”) to (i) eliminate the supermajority voting provisions set forth therein, (ii) provide for the election of Directors by majority vote, and (iii) declassify the Board of Directors (the “Board”). Such amendments were set forth in a Certificate of Amendment to the Initial Restated Certificate (the “Certificate of Amendment”), which was filed with the Secretary of State of the State of Connecticut and became effective on April 17, 2019.

In addition, at the Board’s meeting held on April 17, 2019, the Board approved certain conforming amendments to the Amended and Restated Bylaws (as in effect prior to the amendment, the “Initial Restated Bylaws”, and as amended, the “Amended Restated Bylaws”) of the Company. The Amended Restated Bylaws became effective as of April 17, 2019.

Elimination of Supermajority Voting Provisions

Prior to the amendments, the Initial Restated Certificate provided for certain amendments to the Initial Restated Certificate or the Initial Restated Bylaws to be approved by the affirmative vote of the holders of 66 2/3% of all capital stock of the Company which by its terms may be voted on all matters submitted to shareholders of the Company generally, voting together as a single class at a duly called meeting of the shareholders of the Company. In addition, for corporations, like the Company, which were incorporated under the laws of the State of Connecticut prior to January 1, 1997, Connecticut law provides that certain corporate actions be approved by the affirmative vote of at least two-thirds of the voting power of each voting group entitled to vote thereon, absent a modification to such requirement in a company’s certificate of incorporation. Upon its effectiveness, the Amended Restated Certificate provides that (i) those certain amendments to the Amended Restated Certificate or the Amended Restated Bylaws be instead approved by the affirmative vote of the holders of a majority of all capital stock of the Company which by its terms may be voted on all matters submitted to shareholders of the Company generally, voting together as a single class at a duly called meeting of the shareholders of the Company, and (ii) such corporate transactions be instead approved by the affirmative vote of at least a majority of the votes entitled to be cast on the matter.

Election of Directors by Majority Vote

Connecticut law provides that the members of the Board be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, absent a modification to such requirement in a company’s certificate of incorporation. Upon their effectiveness, the Amended Restated Certificate and the Amended Restated Bylaws provide that in uncontested director elections, where the number of director nominees does not exceed the number of directors to be elected, each director nominee must receive a majority of votes cast.

Declassification of the Board

Prior to the amendments, the Initial Restated Certificate and Initial Restated Bylaws provided for a classified Board of Directors, with three classes of directors each elected to serve staggered three year terms. Upon their effectiveness, the Amended Restated Certificate and the Amended Restated Bylaws provide that directors elected at the 2020 Annual Meeting and thereafter will be elected to one-year terms. The declassification of the Board will be phased in so that it will not affect the unexpired term of any director elected prior to the 2020 Annual Meeting. Therefore, the directors elected at the 2019 Annual Meeting, as described in Item 5.07 below, were elected to three-year terms, expiring at the 2022 Annual Meeting. The terms of the directors elected at the 2018 Annual Meeting will expire at the 2021 Annual Meeting, and the terms of the directors elected at the 2017 Annual Meeting will expire at the 2020 Annual Meeting. From and after the 2020 Annual Meeting, all directors will stand for election annually. Any director first elected by the Board as a result of a newly created directorship or to fill a vacancy on the Board of Directors will hold office until the next annual meeting of shareholders.

The foregoing description is qualified in its entirety by the Certificate of Amendment and the Amended Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on April 17, 2019. Of the 27,861,723 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 26,236,393 shares, or approximately 94.17%, were represented in person or by proxy, constituting a quorum. Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

1.    Proposal No. 1 - Election of Directors

Following the Annual Meeting, the Board of Directors (the “Board”) has nine Directors, divided into three classes. At the Annual Meeting, three individuals were elected as Class II Directors, by the votes set forth below, each to serve for a term of three years and until his or her successor has been elected and qualified.

Nominee	For	Votes Withheld	Broker Non-Votes

Neal J. Keating	23,581,343	441,070	2,213,980
Scott E. Kuechle	23,322,845	699,568	2,213,980
Jennifer M. Pollino	23,952,244	70,169	2,213,980

The Class I and III Directors whose terms continue after the meeting are E. Reeves Callaway III, Karen M. Garrison, A. William Higgins, Brian E. Barents, George E. Minnich, and Thomas W. Rabaut. Richard J. Swift did not stand for re-election at the Annual Meeting in accordance with the Company’s mandatory retirement policy, with his term ending effective as of the Annual Meeting.

2.	Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
23,563,105	395,093	64,215	2,213,980

3.	Proposal No. 3 -Vote to Approve the Amendment to the Initial Restated Certificate to eliminate the supermajority voting provisions set forth therein

The proposal to approve the Amendment to the Initial Restated Certificate to eliminate the supermajority voting provisions set forth therein was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
19,979,462	3,981,295	61,656	2,213,980

4.	Proposal No. 4 -Vote to Approve the Amendment to the Initial Restated Certificate to provide for the election of Directors by majority vote

The proposal to approve the Amendment to the Initial Restated Certificate to provide for the election of Directors by majority vote was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
23,912,117	78,165	32,131	2,213,980

5.	Proposal No. 5 - Vote to Approve the Amendment to the Initial Restated Certificate to declassify the Board

The proposal to approve the Amendment to the Initial Restated Certificate to declassify the Board was approved by the following vote:

For	Against	Abstain	Broker Non-votes
19,771,791	4,191,688	58,934	2,213,980

6.	Proposal No. 6 - Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2019 was approved by the following vote:

For	Against	Abstain	Broker Non-votes
26,075,908	130,772	29,713	0

8.01    Other Events.

At the annual reorganizational meeting of the Board held on April 17, 2019 in conjunction with the Annual Meeting, the Board reappointed Karen M. Garrison to serve as the Company’s Lead Independent Director. The Board also approved the following Committee appointments for the coming year:

Corporate Governance Committee:

Lead Director, Chair (K.M. Garrison)
A.W. Higgins, S.E. Kuechle, J.M. Pollino

Audit Committee:

S.E. Kuechle, Chair
G.E. Minnich, B.E. Barents, T.W. Rabaut

Personnel & Compensation Committee:

J.M. Pollino, Chair
B.E. Barents, E. R. Callaway, G.E. Minnich

Finance Committee:

A.W. Higgins, Chair
E.R. Callaway, K.M. Garrison, T.W. Rabaut

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.
The following exhibits are filed as part of this report:

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert D. Starr
Robert D. Starr
Executive Vice President and Chief Financial
Officer

Date: April 22, 2019